EXHIBIT 10.2
                               SECOND AMENDMENT TO

                          AGREEMENT AND PLAN OF MERGER

                               AND REORGANIZATION



                                  BY AND AMONG

                                 EQUITEX, INC.,

                              EI ACQUISITION CORP.,

                                       AND

                              HYDROGEN POWER, INC.





                                NOVEMBER 11, 2005

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                SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER
                               AND REORGANIZATION


         THIS SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this "AGREEMENT") is entered into as of November 11, 2005, by and among Hydrogen Power, Inc., a Delaware corporation (the "COMPANY"), Equitex, Inc., a Delaware corporation ("EQUITEX"), and EI Acquisition Corp., a Delaware corporation that is wholly owned by Equitex (the "MERGER SUB").

                                  INTRODUCTION

     A. The Company, Equitex and Merger Sub have entered into that certain Agreement and Plan of Merger and Reorganization dated September 13, 2005, as amended in that certain Second Amendment to Agreement and Plan of Merger and Reorganization dated October 31, 2005 (as amended, the "Merger Agreement") whereby the Company and Merger Sub will merge with the surviving corporation being a subsidiary of Equitex (the "Merger").

     B. The Company, Equitex and Merger Sub have agreed to amend the Merger Agreement by entering into this Agreement in order to extend the termination date of the Merger Agreement to February 15, 2005.

     C. The parties to this Agreement intend to adopt the Merger Agreement, as amended by this Agreement, as a plan of reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations promulgated thereunder, and intend that the Merger and the transactions contemplated by this Agreement be undertaken pursuant to that plan. Accordingly, the parties to the Merger Agreement, as amended by this Agreement, confirm their intention that the Merger qualify as a "reorganization," within the meaning of Code Section 368(a) and a "foreign merger" within the meaning of
Section 87(8.1) of the Income Tax Act (Canada), and that, with respect to the Merger, Equitex, Merger Sub and the Company will each be a "party to a reorganization," within the meaning of Code Section 368(b).

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises, and the representations, warranties and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE 1
                                    AMENDMENT

     1.1 AMENDMENT TO TERMINATION DATE In order to reflect a change in the termination date of the Merger Agreement, Section 7.1(e) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

         "(e) by either the Company or Equitex if the Effective Date is not on or before February 15, 2006, or such later date as the Company and Equitex may mutually agree (unless the failure to consummate the Merger by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement in breach of such party's obligations under this Agreement)."


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ARTICLE 2
                               GENERAL PROVISIONS

     2.1 MERGER AGREEMENT IN FULL FORCE AND EFFECT. The Merger Agreement shall continue in full force and effect without amendment except as expressly provided for in this Agreement.

     2.2 INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to Sections and Articles of this Agreement unless otherwise stated.

     2.3 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall negotiate in good faith to modify this Agreement and to preserve each party's anticipated benefits under this Agreement.

     2.4 AMENDMENT. This Agreement may not be amended or modified except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

     2.5 MISCELLANEOUS. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement, and supersedes all other prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof; and (b) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

     2.6 COUNTERPARTS; DELIVERY. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. In addition, executed counterparts may be delivered by means of facsimile or other electronic transmission; and signatures so delivered shall be fully and validly binding to the same extent as the delivery of original signatures.

     2.7 GOVERNING LAW. This Agreement is governed by the internal laws of the State of Delaware without regard to its conflicts-of-law principles.


                                       2
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first written above.



HYDROGEN POWER, INC.:                  EQUITEX, INC.:


By:  /S/ JAMES MATKIN                  By:  /S/ HENRY FONG
     ----------------------------           -------------------------------
     Name:    James Matkin                  Name:    Henry Fong
              -------------------                    ----------------------
     Title:   Chairman                      Title:   President
              -------------------                    ----------------------


                                      EI ACQUISITION CORP.:


                                      By:   /S/ HENRY FONG
                                            -------------------------------
                                            Name:    Henry Fong
                                                     ----------------------
                                            Title:   President
                                                     ----------------------